--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

January 29, 1999

To Our Shareholders:

We are pleased to submit to you our report for the quarter and year ended December 31, 1998. The net asset value per share on that date was $37.98. In addition, a distribution of $1.87 per share (including a regular $0.47 per share distribution plus a capital gains distribution of $1.40 per share) was declared for shareholders of record on November 30, 1998 and paid on December 4, 1998.

1998 REVIEW

     For the quarter, Cohen & Steers Realty Shares, Inc. total return was
 - 0.9%, which compared to the NAREIT Equity REIT Index total return of - 2.9%. For the twelve months, the Fund's total return was - 18.1% which compared to NAREIT's - 17.5%.

     Without a doubt, 1998 was the most challenging year ever for REIT investors. The bear market that gripped the industry, in the face of seemingly strong fundamentals, surprised most with the speed and severity of losses that were sustained. In a year filled with ironies, the overall investment environment in 1998 was nothing less than ideal: strong economic growth with low inflation and declining interest rates precipitated a record-shattering continuation of strong stock market performance. It was also a year in which real estate fundamentals remained strong, and the public market discipline was effective in reigning in any potential speculative excesses in the property markets. We suspect that if one could have accurately predicted this set of circumstances at the beginning of the year, one would have assumed that REITs would produce outstanding investment returns. On the contrary, REITs recorded their worst year of investment performance in over 20 years, with every property sector showing a price decline.

     At the company level, REIT financial performance in 1998 was exceptionally good on both an absolute and relative basis. Earnings growth averaged 13%, more than double the 5.2% rate of earnings growth of the S&P 500 Index, and throughout the year most companies consistently reported better-than-expected results. Further, we estimate that dividend growth in the REIT industry was a healthy 8%, implying a decline in payout ratios, thereby ensuring the stability and safety of those dividends. Ignoring these positive developments, investors instead chose to focus on some actual and potentially negative real estate industry trends. These included the state of equilibrium of most major property markets, potential future slowing growth of REIT earnings, competition from private real estate investors, and the increasing industry-wide use of leverage, among others.

     Perhaps most importantly, investors in 1998 became concerned about persistent deflationary pressures and their long-term impact on rents and property values. It is no coincidence, in our opinion, that in addition to REITs, 1998's worst performing investments included other potential victims of deflation such as most commodities, precious and non-precious metals, and just about anything that is energy-related. In a low inflation (or deflationary) and low interest rate environment, investors often pay the highest price for longer-term investments, such as high grade long-term bonds or high growth stocks; technology, communications or internet companies, for example. If deflation is expected to persist for a long period, investors typically demand a higher current return in order to offset the risk of a potential long-term decline in asset values. The net result was that equity REIT dividend yields rose from 5.5% at the beginning of the year to a 5-year high of 7.5% by year end.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     The downward spiral of REIT share prices further disadvantaged many companies. Sentiment became so negative that for the first time in many years REITs became unable to access the equity capital markets. In response, many companies began to increase their use of debt financing or off-balance sheet leverage through joint ventures. This too is a strategy whose success is threatened by future deflation. By late summer, however, the collapse of the commercial mortgage backed securities market put a major crimp in the flow of debt financing. As capital raising ground to a halt, most companies scaled back their acquisition programs, causing most analysts to reduce estimates of earnings growth in 1999 and beyond. More importantly, the withdrawal of capital from the real estate market began to exert extreme pressure on property values, with many estimating approximately a 10-15% drop in prices from earlier peaks. In some sectors, such as hotels, the price decline was far worse. Once again, the public market's influence dominated the functioning of real estate markets.

     The reduction in interest rates by the Federal Reserve in the fall cushioned the decline of REIT share prices, but had a much more beneficial effect on the broader financial markets. The fourth quarter decline in REIT share prices compared to a 21.3% total return of the S&P 500 Index. Nonetheless, as liquidity returned to real estate markets and fears of a global economic slowdown abated, property values began to stabilize as did REIT share prices, albeit at depressed levels.

INVESTMENT OUTLOOK

     We begin the New Year in an investment environment that is almost identical to that which prevailed through most of last year; continued strong economic growth, low inflation and interest rates and a strong stock market. If the environment is no different from 1998, one must question what will alter the outlook for REIT investing in 1999.

     What is different for REITs is that their prices are 22% lower and their earnings are 13% higher than a year ago. This compares to the S&P 500 Index whose price is 27% higher and whose earnings are up only 5%. Further, whereas one year ago REITs, on average, were trading at more than a 20% premium to their net asset values (NAVs) they are now trading below their NAVs. As a result, on both a relative and absolute basis, REITs are just about as cheap as they have ever been. It therefore appears to us that the concerns that weighed on investors through most of 1998 should be adequately factored in REIT share prices.

     We do not believe, however, that a new bull market in REIT shares is about to begin. Rather, we expect most real estate markets to remain in equilibrium, whereby the supply and demand for space is about equal. Based upon the experience of last year, the near instantaneous reaction of the financial markets to any actual or perceived imbalances will likely serve to maintain this equilibrium condition. The swiftness with which the real estate markets have moved is primarily the result of the domination of public securities markets for debt and equity financing of real estate. This is enhanced by the rapid flow of property-level and regional market information. These are perhaps the most important by-products of securitization.

     While a persistent equilibrium condition is a consequence of public market discipline and is generally very positive for the industry, it does pose a number of challenges. It represents a vast increase in the efficiency of the market and thereby a narrowing and reduction of profit opportunities, both in the direct property markets as well as in REIT investing. Thus it is our belief that future returns from REITs will be consistent with this less cyclical, steady fundamental environment. A reversion to a low to mid teens type of return, on average, should result from the current 7.5% dividend yield and a single digit long-term growth rate. This environment should foster the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
continued consolidation of the real estate industry, resulting in the creation of ever-larger companies. These companies too may begin to produce 'index-like' returns due to the increasing size and scope of their property holdings. Some have suggested that the real estate industry is quickly taking on many of the characteristics of the utility industry, both from an operational and investment return standpoint.

     Just as 1998 was a challenging year for investors, 1999 will be an even more challenging year for REIT managements. Their biggest challenge will be to make the transition to both an opportunity and a capital constrained environment. In essence, the stock market has already anticipated this by virtue of the severe industry-wide contraction in P/E multiples. Not all companies will make this transition successfully, and for those that cannot adopt strategies that promote long-term earnings growth and value creation, further multiple erosion is possible and NAV per share (or some discount from it) will become an effective ceiling on their stock prices. For those that do succeed, a restoration of prior stock market valuations may result.

     Another major challenge relates to management compensation in an equilibrium environment. Over the past two years, there has been an escalation in compensation programs that are heavily oriented to share price performance, and for many companies the number of options granted was the maximum authorized by shareholders. As a result of the bear market, these options have little or no near-term value, and the company may have no additional options to grant. The longer-term issue that affects nearly all companies relates to these incentive compensation plans in an industry which now enjoys slow growth and therefore lower potential stock price appreciation. The requirement that REITs pay out their income as dividends, of course, further lessens the long-term appreciation potential of REIT shares. This will require REITs to be more judicious in rewarding future stock options and to adopt compensation plans that reward management primarily on per-share profit performance.

     Perhaps the biggest challenge facing the REIT industry as a whole is to restore the confidence of investors. REIT shareholders had become accustomed to a nearly ideal investment climate after seven consecutive years of excellent profit growth and stock market returns, irrespective of financial market or economic conditions. This was clearly a reflection of the long recovery that had been underway in the real estate market, until early 1998. Nevertheless, the price decline of REITs during periods of both stock market strength and weakness during the year has shaken the confidence of REIT investors. Many had expected low volatility in addition to defensive investment characteristics during any market downturn. The fact that neither of these was evident in 1998 has confused many investors with respect to the true investment characteristics of REITs.

     Our belief is that the behavior of REITs is best explained by the real estate cycle, which often does not correlate well to either the stock market or the economy. This was clearly the case in 1998 as the REIT market adjusted to the transition from the growth to the equilibrium phase of the real estate cycle. With the real estate industry now stabilized and as continued growth in earnings and dividends are demonstrated by REITs, investors seeking diversification should return to the group, especially if, as is likely, this growth is superior to that of companies in most other sectors of the economy. Because of the continued growth of the economy and the health of most property markets, we concur with Wall Street estimates of earnings growth for the industry in the 9% range for 1999, with similar results preliminarily estimated for 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     Our task as your portfolio manager is to identify those companies that can effectively meet the challenges we have outlined. We believe that we have accomplished this in 1998, as evidenced by our strong relative returns in the fourth quarter and since the Fund's inception. Looking forward we believe that from the current valuation level, REITs, on average, do not have a great deal of risk. Further, if we are correct in our assessment of the managements of the companies we hold, our portfolio should enjoy excellent investment returns.

Sincerely,

                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

PERFORMANCE REVIEW

     The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

     The Fund's investment performance in 1998 was approximately in line with its benchmark. Real estate securities (and the Fund) performed poorly in general in 1998, in the Adviser's view, due to concerns about the maturity of the real estate cycle and the uncertain outlook for the economy. In light of the decline in share prices in 1998, we believe these issues and concerns are now more than adequately reflected in the valuations of real estate securities.

     The performance of the Fund's cumulative return since its inception in 1991 has comfortably exceeded that of its benchmarks.




------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS
                                       FOR PERIODS ENDED DEC. 31, 1998
------------------------------------------------------------------------
                           1 YEAR           SINCE INCEPTION (7/2/91)
------------------------------------------------------------------------
FUND                      -18.07%                     13.27%
------------------------------------------------------------------------
NAREIT All                -18.82%                     11.41%
------------------------------------------------------------------------
Wilshire                  -17.43%                      9.07%
------------------------------------------------------------------------
S&P 500                    28.58%                     20.20%
------------------------------------------------------------------------

                                 [GRAPH]

               Growth of a $10,000
            Investment Since Inception


 DATE            REALTY SHARES  NAREIT  WILSHIRE  S&P 500
 ----            -------------  ------  --------  -------
  7/2/91         10,000         10,000   10,000   10,000
12/31/91         10,792         10,823    9,906   11,418
12/31/92         12,959         12,142   10,680   12,287
12/31/93         15,389         14,394   12,308   13,526
12/31/94         16,669         14,515   12,511   13,704
12/31/95         18,523         17,173   14,219   18,854
12/31/96         25,651         23,314   19,462   23,185
12/31/97         31,077         28,793   23,315   30,920
12/31/98         25,462         23,373   19,253   39,757



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 210 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 119 companies operating in the real estate industry and includes REITs. This Index does not include REITs with investments in health care facilities. The Fund invests in REITs with investments in health care facilities. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.




--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
EQUITIES                                                     100.16%
      APARTMENT/RESIDENTIAL                                   14.93%
             'D'Apartment Investment & Management Co. -- Class A.......      2,882,500        $  107,192,969
                Archstone Communities Trust............................      2,168,600            43,914,150
                AvalonBay Communities..................................      2,455,097            84,087,072
                Charles E. Smith Residential Realty....................        509,000            16,351,625
             'D'Essex Property Trust...................................      1,244,200            37,014,950
                                                                                              --------------
                                                                                                 288,560,766
                                                                                              --------------
      DIVERSIFIED                                              12.79%
               *Crescent Operating.....................................        301,200             1,430,700
             'D'LNR Property Corp......................................      2,499,600            49,835,775
                Newhall Land & Farming Company.........................        648,700            16,866,200
            *'D'Reckson Services Industries............................      1,612,608             6,652,008
            *'D'Vornado Operating Co...................................        251,890             2,030,863
             'D'Vornado Realty Trust...................................      5,050,800           170,464,500
                                                                                              --------------
                                                                                                 247,280,046
                                                                                              --------------
      HEALTH CARE                                              2.27%
                Crestline Capital Corp.................................        103,450             1,512,956
                Healthcare Realty Trust................................        921,400            20,558,737
                Nationwide Health Properties...........................      1,011,400            21,808,313
                                                                                              --------------
                                                                                                  43,880,006
                                                                                              --------------
      HOTEL                                                    6.38%
                FelCor Lodging Trust...................................        688,200            15,871,612
                Host Marriott Corp.....................................      1,034,500            14,289,031
                Marriott International.................................        578,600            16,779,400
                Starwood Hotels & Resorts Worldwide....................      3,370,300            76,463,681
                                                                                              --------------
                                                                                                 123,403,724
                                                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
      INDUSTRIAL                                                5.49%
               #AMB Property Corp. 144A................................         17,825        $           --
                CenterPoint Properties Corp............................         50,200             1,697,387
                First Industrial Realty Trust..........................      1,745,900            46,811,944
                ProLogis Trust.........................................      2,781,900            57,724,425
                                                                                              --------------
                                                                                                 106,233,756
                                                                                              --------------
      OFFICE                                                   24.34%
             'D'Arden Realty Group.....................................      3,680,900            85,350,869
                Cousins Properties.....................................      1,165,100            37,574,475
                Crescent Real Estate Equities Co. .....................      3,086,700            70,994,100
                Equity Office Properties Trust Co. ....................        851,400            20,433,600
             'D'Highwoods Properties...................................      3,561,000            91,695,750
             'D'Mack-Cali Realty Corp..................................      4,319,100           133,352,213
             'D'SL Green Realty Corp...................................      1,439,100            31,120,538
                                                                                              --------------
                                                                                                 470,521,545
                                                                                              --------------
      OFFICE/INDUSTRIAL                                        11.03%
             'D'Prime Group Realty Trust...............................      1,649,300            24,945,663
                PS Business Parks......................................      1,034,300            24,693,913
             'D'Reckson Associates Realty Corp.........................      3,359,600            74,541,125
                Spieker Properties.....................................      2,253,700            78,034,363
                TriNet Corporate Realty Trust..........................        412,100            11,023,675
                                                                                              --------------
                                                                                                 213,238,739
                                                                                              --------------
      SELF STORAGE                                             2.05%
                Public Storage.........................................      1,463,700            39,611,381
                                                                                              --------------

      SHOPPING CENTER                                        20.88%
         COMMUNITY CENTER                                     8.16%
             'D'Developers Diversified Realty Corp.....................      3,579,100            63,529,025
                Kimco Realty Corp......................................      2,375,000            94,257,812
                                                                                              --------------
                                                                                                 157,786,837
                                                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
         REGIONAL MALL                                       12.72%
             'D'General Growth Properties..............................      2,107,600        $   79,825,350
                JP Realty..............................................        625,200            12,269,550
             'D'Macerich Co............................................      2,036,200            52,177,625
                Rouse Co...............................................      1,855,800            51,034,500
                Simon Property Group...................................      1,777,100            50,647,350
                                                                                              --------------
                                                                                                 245,954,375
                                                                                              --------------
                TOTAL SHOPPING CENTER..................................                          403,741,212
                                                                                              --------------

TOTAL INVESTMENTS (Identified cost -- $1,946,155,022).....  100.16 %                           1,936,471,175
LIABILITIES IN EXCESS OF OTHER ASSETS.....................   (0.16)%                              (3,130,996)
                                                            ------                            --------------
NET ASSETS (Equivalent to $37.98 per share based on
   50,910,426 shares of capital stock outstanding)........  100.00 %                          $1,933,340,179
                                                            ------                            --------------
                                                            ------                            --------------

------------

* Non-income producing security.

'D' The Fund owns 5% or more of this company's outstanding voting securities
    (Note 5).

# As of December 31, 1998, security is restricted and is subject to registration with the Securities and Exchange Commission. Escrow shares held by the company's transfer agent. These shares have been valued at $0 market value due to the uncertainty of the Fund receiving them.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
      Investments in securities, at value (Identified cost -- $1,946,155,022) (Notes 1 and 5)..... $1,936,471,175
      Cash........................................................................................          9,926
      Dividends receivable........................................................................     13,084,556
      Receivable for investment securities sold...................................................      7,264,454
      Receivable for fund shares sold.............................................................      2,995,884
      Other assets................................................................................        113,730
                                                                                                   --------------
            Total Assets..........................................................................  1,959,939,725
                                                                                                   --------------
LIABILITIES:
      Payable for outstanding borrowings (Note 7).................................................     16,105,016
      Payable for fund shares redeemed............................................................      8,296,441
      Payable to investment adviser...............................................................      1,454,907
      Payable to administrator....................................................................        391,981
      Payable to directors........................................................................            819
      Other liabilities...........................................................................        350,382
                                                                                                   --------------
            Total Liabilities.....................................................................     26,599,546
                                                                                                   --------------
NET ASSETS applicable to 50,910,426 shares of $0.001 par value common stock outstanding (Note 4)........................................................................ $1,933,340,179
                                                                                                   --------------
                                                                                                   --------------
NET ASSET VALUE PER SHARE:
      ($1,933,340,179[div]50,910,426 shares outstanding).......................................... $        37.98
                                                                                                   --------------
                                                                                                   --------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)............................................................. $1,917,688,370
      Accumulated net realized gain on investments sold...........................................     25,335,656
      Net unrealized depreciation on investments..................................................     (9,683,847)
                                                                                                   --------------
                                                                                                   $1,933,340,179
                                                                                                   --------------
                                                                                                   --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income (Note 1):
      Dividend income (includes $56,294,160 received from affiliated issuers) (Note 5)............  $ 137,607,485
      Interest income.............................................................................      4,559,914
                                                                                                    -------------
            Total Income..........................................................................    142,167,399
                                                                                                    -------------
Expenses:
      Investment advisory fees (Note 2)...........................................................     22,579,469
      Administration and transfer agent fees (Note 2).............................................      3,875,340
      Reports to shareholders.....................................................................        454,933
      Custodian fees and expenses.................................................................        395,300
      Professional fees...........................................................................        212,823
      Registration and filing fees................................................................        102,916
      Interest expense (Note 7) ..................................................................         31,868
      Directors' fees and expenses (Note 2) ......................................................         31,786
      Miscellaneous...............................................................................        436,545
                                                                                                    -------------
            Total Expenses........................................................................     28,120,980
      Reduction of expenses (Note 6)..............................................................       (342,466)
                                                                                                    -------------
            Net Expenses..........................................................................     27,778,514
                                                                                                    -------------
Net Investment Income.............................................................................    114,388,885
                                                                                                    -------------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized gain on investments (includes realized gains of $5,244,050 on
         sales of investments in affiliated issuers) (Note 5).....................................     49,313,119
      Net change in unrealized appreciation/(depreciation) on investments.........................   (720,604,899)
                                                                                                    -------------
            Net realized and unrealized gain/(loss) on investments................................   (671,291,780)
                                                                                                    -------------
Net Decrease in Net Assets Resulting from Operations..............................................  $(556,902,895)
                                                                                                    -------------
                                                                                                    -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE             FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                     -----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income..................................   $   114,388,885     $   115,637,815
            Net realized gain on investments.......................        49,313,119         163,378,333
            Net change in unrealized appreciation/(depreciation) on
               investments.........................................      (720,604,899)        291,842,960
                                                                     -----------------   -----------------
                  Net increase/(decrease) in net assets resulting
                     from operations...............................      (556,902,895)        570,859,108
                                                                     -----------------   -----------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income..................................       (92,852,026)       (116,292,923)
            Net realized gain on investments.......................       (82,995,761)       (149,113,688)
            Tax return of capital..................................        (7,514,066)                 --
                                                                     -----------------   -----------------
                  Total dividends and distributions to
                     shareholders..................................      (183,361,853)       (265,406,611)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase/(decrease) in net assets from Fund share
               transactions........................................      (759,389,895)      1,091,163,740
                                                                     -----------------   -----------------
                  Total increase/(decrease) in net assets..........    (1,499,654,643)      1,396,616,237
      Net Assets:
            Beginning of year......................................     3,432,994,822       2,036,378,585
                                                                     -----------------   -----------------
            End of year............................................   $ 1,933,340,179     $ 3,432,994,822
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         1998          1997          1996         1995        1994
----------------------------------------------------- ----------    ----------    ----------    --------    --------
Net asset value, beginning of year................... $    50.18    $    45.09    $    34.62    $  32.90    $  31.92
                                                      ----------    ----------    ----------    --------    --------
Income from investment operations
     Net investment income...........................       1.97          1.87          1.86        1.86        1.66
     Net realized and unrealized gain/(loss) on
        investments..................................     (10.89)         7.40         11.04        1.69        0.98
                                                      ----------    ----------    ----------    --------    --------
           Total from investment operations..........      (8.92)         9.27         12.90        3.55        2.64
                                                      ----------    ----------    ----------    --------    --------
Less dividends and distributions to shareholders
  from:
     Net investment income...........................      (1.59)        (1.88)        (1.76)      (1.33)      (1.09)
     Net realized gain on investments................      (1.56)        (2.30)        (0.55)         --          --
     Tax return of capital...........................      (0.13)           --         (0.12)      (0.50)      (0.57)
                                                      ----------    ----------    ----------    --------    --------
           Total dividends and distributions to
              shareholders...........................      (3.28)        (4.18)        (2.43)      (1.83)      (1.66)
                                                      ----------    ----------    ----------    --------    --------
Net asset value, end of year......................... $    37.98    $    50.18    $    45.09    $  34.62    $  32.90
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------
  ----------------------------------------------------------------------------------------------------------------
Total investment return..............................    - 18.07%        21.16%        38.48%      11.13%       8.31%
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------
  ----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year (in millions)........... $1,933.340    $3,432.995    $2,036.379    $793.084    $458.098
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------
     Ratios of expenses to average daily net assets
        (before expense reduction)...................       1.04%         1.06%         1.10%       1.16%       1.26%
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------
     Ratios of expenses to average daily net assets
        (net of expense reduction)...................       1.03%         1.05%         1.08%       1.12%       1.14%
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------
     Ratio of net investment income to average daily
        net assets (before expense reduction)........       4.23%         4.02%         5.27%       6.01%       5.59%
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------
     Ratio of net investment income to average daily
        net assets (net of expense reduction)........       4.24%         4.04%         5.28%       6.05%       5.71%
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------
     Portfolio turnover rate.........................      30.18%        40.44%        33.23%      22.68%      39.00%
                                                      ----------    ----------    ----------    --------    --------
                                                      ----------    ----------    ----------    --------    --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $7,514,066 ($0.13 per share) for the year ended December 31, 1998, which has been charged from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1998, the Fund decreased undistributed net investment income and increased accumulated net realized gain on investment sold by $21,536,859. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the year ended December 31, 1998, the Fund incurred $22,579,469 in advisory fees.

     Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 1998, the Fund paid the Adviser $539,651 in fees under this administration agreement.

     In addition, the Fund has entered into a fund accounting and sub-administration agreement with The Chase Manhattan Bank ('Chase') for performing administration functions for the Fund. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net assets in excess of that amount.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $31,786 for the year ended December 31, 1998.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1998 totaled $792,202,747 and $1,534,253,854, respectively.

     At December 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.......................................................................  $1,920,819,367
                                                                                       --------------
Gross unrealized appreciation........................................................  $  150,124,670
Gross unrealized depreciation........................................................  $ (165,776,478)
                                                                                       --------------
Net unrealized depreciation..........................................................  $  (15,651,808)
                                                                                       --------------
                                                                                       --------------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                               FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                               DECEMBER 31, 1998              DECEMBER 31, 1997
                                          ----------------------------   ----------------------------
                                            SHARES          AMOUNT         SHARES          AMOUNT
                                          -----------   --------------   -----------   --------------
Sold.....................................  19,345,027   $  869,232,043    42,163,082   $1,966,764,076
Issued as reinvestment of dividends......   3,881,513      158,738,009     4,893,086      236,192,855
Redeemed................................. (40,731,134)  (1,787,359,947)  (23,803,456)  (1,111,793,191)
                                          -----------   --------------   -----------   --------------
Net increase/(decrease).................. (17,504,594)  $ (759,389,895)   23,252,712   $1,091,163,740
                                          -----------   --------------   -----------   --------------
                                          -----------   --------------   -----------   --------------

NOTE 5. INVESTMENTS IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at December 31, 1998 totaled $1,009,729,223.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

                                              BEGINNING    PURCHASE     SALE     ENDING    PURCHASE     SALES     GAIN/(LOSS)
                 EQUITIES                      SHARES       SHARES     SHARES    SHARES      COST       COST       ON SALES
-------------------------------------------   ---------    --------    ------    ------    --------    -------    -----------

Apartment Investment & Management Co. .....     2,218          820        155     2,883    $ 30,722    $ 4,892      $   823
Arden Realty Group ........................     3,126        1,184        629     3,681      32,511     18,028       (3,895)
Developers Diversified Realty Corp. .......     2,150        2,500      1,071     3,579       6,698     17,756        1,515
Essex Property Trust ......................     1,336           --         92     1,244          --      2,676          231
General Growth Properties .................     2,954           --        846     2,108          --     23,636        5,672
Highwoods Properties ......................     2,483        1,078         --     3,561      31,048         --           --
LNR Property Corp. ........................     1,472        1,143        115     2,500      25,443      2,934         (755)
Macerich Co. ..............................     1,879          373        216     2,036      10,532      5,574            6
Mack-Cali Realty Corp. ....................     3,540          779         --     4,319      26,464         --           --
Prime Group Realty Trust ..................       962        1,158        471     1,649      22,432      9,453       (1,682)
Reckson Associates Realty Corp. ...........     3,485           --        126     3,359          --      1,676        1,458
Reckson Services Industries ...............        --        1,613         --     1,613       1,661         --           --
SL Green Realty Corp. .....................       882          582         25     1,439      13,067        525          142
Vornado Operating Co. .....................        --          252         --       252       1,712         --           --
Vornado Realty Trust ......................     4,273          843         65     5,051      33,979      1,168        1,729
                                                                                           --------    -------    -----------
                                                                                           $236,269    $88,318      $ 5,244
                                                                                           --------    -------    -----------
                                                                                           --------    -------    -----------

                                             DIVIDEND
                 EQUITIES                     INCOME
-------------------------------------------  --------
Apartment Investment & Management Co. .....  $  5,800
Arden Realty Group ........................     6,638
Developers Diversified Realty Corp. .......     5,720
Essex Property Trust ......................     2,455
General Growth Properties .................     3,779
Highwoods Properties ......................     5,843
LNR Property Corp. ........................       117
Macerich Co. ..............................     3,802
Mack-Cali Realty Corp. ....................     6,223
Prime Group Realty Trust ..................     1,836
Reckson Associates Realty Corp. ...........     4,451
Reckson Services Industries ...............        --
SL Green Realty Corp. .....................     1,787
Vornado Operating Co. .....................        --
Vornado Realty Trust ......................     7,843
                                             --------
                                             $ 56,294
                                             --------
                                             --------

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $342,466 under this arrangement.

NOTE 7. BORROWINGS

     The Fund, in conjunction with Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. At December 31, 1998, the Fund had loans outstanding totaling $16,105,016. During the periods December 17, 1998 and December 23, 1998 through December 31, 1998, the average daily balance of loans outstanding was $21,010,000 at a weighed average interest rate of 5.46%. The maximum amount of loans outstanding at any time during the year ended was $25,000,000 on December 23, 1998, which was 1.28% of total assets. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Realty Shares, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statements of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP

New York, New York
January 29, 1999

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank
                                                           One Chase Manhattan Plaza
 Willard H. Smith, Jr.                                     New York, NY 10081
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            1775 Eye Street, NW
                                                           Washington, DC 20006
 Adam Derechin
 Vice President and                                        NASDAQ Symbol: CSRSX
 Assistant Treasurer
                                                           Website: www.cohenandsteers.com

                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Realty Shares, Inc. unless
                                                           accompanied or preceded by the delivery of a currently
                                                           effective prospectus setting forth details of the Fund.

--------------------------------------------------------------------------------
                                       18

                           COHEN & STEERS
                            REALTY SHARES

                          ----------------

                            ANNUAL REPORT
                          DECEMBER 31, 1998



COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



                             STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'
The division sign shall be expressed as....................................[div]